________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ------------------------
                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                      DATE OF REPORT -- DECEMBER 17, 1999
                       (DATE OF EARLIEST EVENT REPORTED)

                             ------------------------
                          HONEYWELL INTERNATIONAL INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                             ------------------------

          DELAWARE
(STATE OR OTHER JURISDICTION                                           22-2640650
              OF                          1-8974                    (I.R.S. EMPLOYER
       INCORPORATION)            (COMMISSION FILE NUMBER)        IDENTIFICATION NUMBER)


      101 COLUMBIA ROAD, P.O. BOX 4000
            MORRISTOWN, NEW JERSEY                            07962-2497
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 455-2000

________________________________________________________________________________

ITEM 5. OTHER EVENTS.

     Honeywell International Inc. has determined that in the future it will be reporting its results of operations in the following four reportable segments:

           Aerospace Solutions

           Automation & Asset Management

           Performance Materials

           Power & Transportation Products

     The following table contains income statement and segment data for Honeywell International Inc. reflecting the combination of AlliedSignal Inc. and Honeywell Inc. for all periods presented.

             INCOME STATEMENT DATA FOR HONEYWELL INTERNATIONAL INC.
                (AMOUNTS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
                                  (UNAUDITED)

                                               1999                                    1998                          1997
                                    ---------------------------   -----------------------------------------------   -------
                                     FIRST    SECOND     THIRD     FIRST    SECOND     THIRD    FOURTH     FULL      FIRST
                                    QUARTER   QUARTER   QUARTER   QUARTER   QUARTER   QUARTER   QUARTER    YEAR     QUARTER
                                    -------   -------   -------   -------   -------   -------   -------    ----     -------
Sales
   Aerospace Solutions............  $2,328    $2,534    $2,527    $2,261    $2,467    $2,515    $2,647    $ 9,890   $1,810
   Automation & Asset
     Management...................   1,390     1,501     1,559     1,360     1,425     1,487     1,685      5,957    1,253
   Performance Materials..........     983       986     1,027     1,125     1,120       977       947      4,169    1,000
   Power & Transportation
     Products.....................     859       904       895       782       857       845       903      3,387      912
   Corporate......................      22        33        28        41        35        37        39        152       38
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
       Total Sales................  $5,582    $5,958    $6,036    $5,569    $5,904    $5,861    $6,221    $23,555   $5,013
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------

Operating profit
   Aerospace Solutions............  $  395    $  475    $  531    $  323    $  351    $  430    $  483    $ 1,587   $  222
   Automation & Asset
     Management...................     120       161       202       117       154       179       255        705      103
   Performance Materials..........     149       145        88       172       204       141       117        634      129
   Power & Transportation
     Products.....................      70        83        78        46        67        54        67        234       79
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
       Total businesses...........     734       864       899       658       776       804       922      3,160      533
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
Corporate & unallocated...........     (43)      (54)      (33)      (51)      (54)      (54)      (89)      (248)     (43)
Equity in income of affiliated
 companies........................      10        24        20        34        35        18        75        162       42
Interest and other financial
 charges..........................     (73)      (59)      (60)      (60)      (62)      (66)      (87)      (275)     (63)
Other income (expense)............      18        11        (2)        1         4        (5)        3          3       36
Other*............................    --          10        (1)     --        --        --         (30)       (30)    --
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
Income before taxes on income.....     646       796       823       582       699       697       794      2,772      505
Taxes on income...................    (206)     (256)     (269)     (186)     (223)     (223)     (237)      (869)    (170)
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
Net income -- reported............  $  440    $  540    $  554    $  396    $  476    $  474    $  557    $ 1,903   $  335
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
Shares outstanding (assuming
 dilution)........................     807       807       809       818       817       811       811        814      825
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------

Earnings per share -- reported
 (assuming dilution)..............  $ 0.55    $ 0.67    $ 0.68    $ 0.48    $ 0.58    $ 0.58    $ 0.69    $  2.34   $ 0.41
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
Other -- after tax*...............  $ --      $    5    $   (6)   $ --      $ --      $ --      $  (20)   $   (20)  $ --
Net income -- adjusted............  $  440    $  535    $  560    $  396    $  476    $  474    $  577    $ 1,923   $  335
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
Earnings per share -- adjusted
 (assuming dilution)..............  $ 0.55    $ 0.66    $ 0.69    $ 0.48    $ 0.58    $ 0.58    $ 0.71    $  2.36   $ 0.41
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
                                    ------    ------    ------    ------    ------    ------    ------    -------   ------
Tax rate -- reported..............    31.9%     32.2%     32.7%     32.0%     31.9%     32.0%     29.8%      31.3%    33.7%

Operating margin
   Aerospace Solutions............    17.0%     18.7%     21.0%     14.3%     14.2%     17.1%     18.2%      16.0%    12.3%
   Automation & Asset
     Management...................     8.6%     10.7%     13.0%      8.6%     10.8%     12.0%     15.1%      11.8%     8.2%
   Performance Materials..........    15.2%     14.7%      8.6%     15.3%     18.2%     14.4%     12.4%      15.2%    12.9%
   Power & Transportation
     Products.....................     8.1%      9.2%      8.7%      5.9%      7.8%      6.4%      7.4%       6.9%     8.7%
   Total businesses...............    13.1%     14.5%     14.9%     11.8%     13.1%     13.7%     14.8%      13.4%    10.6%
   Total Honeywell................    12.4%     13.6%     14.3%     10.9%     12.2%     12.8%     13.4%      12.4%     9.8%

                                                    1997
                                    -------------------------------------
                                    SECOND     THIRD    FOURTH     FULL
                                    QUARTER   QUARTER   QUARTER    YEAR
                                    -------   -------   -------    ----
Sales
   Aerospace Solutions............  $2,013    $2,177    $2,398    $ 8,398
   Automation & Asset
     Management...................   1,453     1,500     1,728      5,934
   Performance Materials..........   1,088     1,045     1,115      4,248
   Power & Transportation
     Products.....................     962       936       959      3,769
   Corporate......................      39        37        36        150
                                    ------    ------    ------    -------
       Total Sales................  $5,555    $5,695    $6,236    $22,499
                                    ------    ------    ------    -------
                                    ------    ------    ------    -------
Operating profit
   Aerospace Solutions............  $  261    $  308    $  360    $ 1,151
   Automation & Asset
     Management...................     122       149       236        610
   Performance Materials..........     164       137       111        541
   Power & Transportation
     Products.....................      90        71        68        308
                                    ------    ------    ------    -------
       Total businesses...........     637       665       775      2,610
                                    ------    ------    ------    -------
Corporate & unallocated...........     (41)      (37)      (46)      (167)
Equity in income of affiliated
 companies........................      63        43        56        204
Interest and other financial
 charges..........................     (69)      (76)      (69)      (277)
Other income (expense)............      17        16        18         87
Other*............................    --        --         (38)       (38)
                                    ------    ------    ------    -------
Income before taxes on income.....     607       611       696      2,419
Taxes on income...................    (204)     (200)     (204)      (778)
                                    ------    ------    ------    -------
Net income -- reported............  $  403    $  411    $  492    $ 1,641
                                    ------    ------    ------    -------
                                    ------    ------    ------    -------
Shares outstanding (assuming
 dilution)........................     823       824       817        822
                                    ------    ------    ------    -------
                                    ------    ------    ------    -------
Earnings per share -- reported
 (assuming dilution)..............  $ 0.49    $ 0.50    $ 0.60    $  2.00
                                    ------    ------    ------    -------
                                    ------    ------    ------    -------
Other -- after tax*...............  $ --      $ --      $   (5)   $    (5)
Net income -- adjusted............  $  403    $  411    $  497    $ 1,646
                                    ------    ------    ------    -------
                                    ------    ------    ------    -------
Earnings per share -- adjusted
 (assuming dilution)..............  $ 0.49    $ 0.50    $ 0.61    $  2.00
                                    ------    ------    ------    -------
                                    ------    ------    ------    -------
Tax rate -- reported..............    33.6%     32.7%     29.3%      32.2%
Operating margin
   Aerospace Solutions............    13.0%     14.1%     15.0%      13.7%
   Automation & Asset
     Management...................     8.4%      9.9%     13.7%      10.3%
   Performance Materials..........    15.1%     13.1%     10.0%      12.7%
   Power & Transportation
     Products.....................     9.4%      7.6%      7.1%       8.2%
   Total businesses...............    11.5%     11.7%     12.4%      11.6%
   Total Honeywell................    10.7%     11.0%     11.7%      10.9%

------------

* Represents gains on sales of significant business units, our AMP Incorporated investment and a litigation settlement, and repositioning and other charges.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          HONEYWELL INTERNATIONAL INC.

                                          By:       /s/ PETER M. KREINDLER
                                               .................................
                                                      PETER M. KREINDLER
                                             SENIOR VICE PRESIDENT AND GENERAL
                                                           COUNSEL

Date: December 17, 1999